SUPPLEMENT TO THE PROSPECTUSES

andSUMMARY PROSPECTUSES

OF

  WELLS FARGO U.S. EQUITY FUNDS

Wells Fargo Special Small Cap Value Fund(the “Fund”)

Effective at the close of business on November 14, 2018, the Fund is closed to most new investors. For further information, please see the section entitled "Additional Purchase and Redemption Information" in the Fund’s Statement of Additional Information. Wells Fargo Funds Management, LLC reserves the right to reject any purchase order into the Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.

August 16, 2018 SCR088/P201SP